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                                                                    Exhibit 23.1

                         Independent Auditors' Consent

The Board of Directors
Burns, Philp & Company Limited:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG



Sydney, Australia
March 5, 2004